UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

________________________

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TherapeuticsMD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! TherapeuticsMD, Inc. Annual Meeting of Stockholders Monday, December 15, 2025 8:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/TXMD for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/TXMD For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/TXMD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before December 5, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On December 15, 2025 For Stockholders of Record as of October 20, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/TXMD Call: 1-866-648-8133 Email: paper@investorelections.com If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

TherapeuticsMD, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified; 1.01 Tommy G. Thompson 1.02 Cooper C. Collins 1.03 Gail K. Naughton, Ph.D. 1.04 Justin Roberts 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2024; 3. To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers; 4. To ratify the appointment of Berkowitz Pollack Brant Advisors + CPAs, LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending December 31, 2025; 5. To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, to 640,000,000 shares; 6. To transact such other business as may properly come before the meeting or any adjournment thereof.